                                                                       EXHIBIT 1
                                                                       ---------

                            Agreement of Joint Filing
                            -------------------------

In accordance with Rule 13d-1(k)(1), promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a Statement on Schedule 13G, and any amendments thereto, with respect to the Common Stock, $0.01 par value per share, of Globix Corporation and that this Agreement may be included as an Exhibit to such filing.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of April ___, 2005.

                          LC Capital Master Fund, Ltd.

                          By:
                               -------------------------------------------------
                               Name:
                               Title:

                             LC Capital Partners, LP

                          By: LC Capital Advisors LLC,
                              its General Partner

                          By:
                               -------------------------------------------------
                               Name:
                               Title:

                             LC Capital Advisors LLC

                          By:
                               -------------------------------------------------
                               Name:
                               Title:


                             Lampe, Conway & Co. LLC

                          By:
                               -------------------------------------------------
                               Name:
                               Title:


                          LC Capital International LLC

                          By:
                               -------------------------------------------------
                               Name:
                               Title:


                          ------------------------------------------------------
                          Steven G. Lampe

                          ------------------------------------------------------
                          Richard F. Conway